UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2005



                           ENIGMA SOFTWARE GROUP, INC.

        (Exact name of small business issuer as specified in its charter)


   DELAWARE                        33-08070-LA                   20-2675930
(State or other              (Commission file number)          (IRS Employer
jurisdction of
incorporation)


                    17 STATE STREET, NEW YORK, NEW YORK 10004
                    (Address of Principal Executive Offices)

         Issuer's telephone number, including area code - (888) 360-0646





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 12, 2005, Enigma Software Group, Inc., a Delaware corporation (the "Company"), issued a press release reporting its financial results for the first quarter of fiscal 2005, ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


EXHIBIT                                                          EXHIBIT
NUMBER
   99.1 Press Release of Enigma Software Group, Inc., dated May 12, 2005 reporting the Company's financial results for the first quarter of fiscal 2005, ended March 31, 2005.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           ENIGMA SOFTWARE GROUP, INC.


Date: May 13, 2005                        BY: /s/ Richard M. Scarlata
                                              ----------------------------------
                                                  Richard M. Scarlata
                                                  Chief Financial Officer



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


                                  EXHIBIT INDEX

Exhibit No.        Description

   99.1 Press Release of Enigma Software Group, Inc., dated May 12, 2005 reporting the Company's financial results for the first quarter of fiscal 2005, ended March 31, 2005.